FHLBank Topeka Director Election Results

FHLBank Topeka (FHLBank) is pleased to announce the results of the 2010 Member and Independent Director Election. Elections for member directors were conducted in Kansas, Oklahoma and Nebraska and elections for independent directors were conducted district-wide. Please find the official report of election below. Six directors were elected to FHLBank’s board of directors:

Independent Director Election

•	Jane C. Knight, HopeNet, Inc. (Public Interest Directorship)

•	Robert E. Caldwell, II, President and CEO, Hampton Enterprises, Inc.

Member Director Election

•	Mark W. Schifferdecker, President and CEO, The Girard National Bank, Girard, Kansas

•	G. Bridger Cox, Chairman and President, Citizens Bank & Trust Company, Ardmore, Oklahoma

•	Harley D. Bergmeyer, Chairman, First State Bank, Lincoln, Nebraska

•	William Brush, President, Security State Bank, Ansley, Nebraska

Ms. Knight became a director of FHLBank in 2004. Ms. Knight is Past President and a current director of HopeNet, Inc., which represents consumer and community interests by ministering to the community and offering comprehensive and professional services such as banking services, credit needs, housing or consumer financial protections to those in crisis as a result of consumer credit problems, housing issues, substance abuse, or other reasons. Ms. Knight previously served as Vice President of Site-Based Strategies for Kansas Big Brothers Big Sisters, as Director of Kansas Governor Graves’ Wichita Office, and as statewide Americans with Disabilities Act coordinator for the state of Kansas.

Mr. Caldwell became a director of FHLBank in 2004. Mr. Caldwell, currently President and CEO of Hampton Enterprises, Inc., was previously General Counsel for Linweld, Inc.

Mr. Schifferdecker is a new member director from the state of Kansas. Mr. Schifferdecker currently serves as President & CEO of The Girard National Bank, Girard, Kansas.

Mr. Cox previously served as a director of FHLBank from January 1998 through December 2006. Mr. Cox currently serves as Chairman and President of Citizens Bank & Trust Company, Ardmore, Oklahoma.

Mr. Bergmeyer previously served as a director of FHLBank from January 2003 through December 2006. Mr. Bergmeyer currently serves as Chairman of First State Bank, Lincoln, Nebraska.

Mr. Brush is a new member director from the state of Nebraska. Mr. Brush currently serves as President of Security State Bank, Ansley, Nebraska.

Questions about director elections should be directed to Patrick C. Doran, Senior Vice President and General Counsel, at 785.438.6054, or pat.doran@fhlbtopeka.com.

2010 FHLBank Topeka
Member and Independent Director Election Results

Member Director Elections

Nebraska
Total Number of Eligible Votes per Candidate – 884,907
Eligible Voting Members – 222
Total Number of Members Voting – 166

Elected – Mr. Harley D. Bergmeyer, Chairman, First State Bank, Lincoln, Nebraska
Total Votes Cast for Mr. Bergmeyer – 350,774
Expiration of Term – December 31, 2014

Elected – Mr. William Brush, President, Security State Bank, Ansley, Nebraska
Total Votes Cast for Mr. Brush – 247,113
Expiration of Term – December 31, 2011

Mr. Michael Jacobsen, President/CEO, NebraskaLand National Bank, North Platte, Nebraska
Total Votes Cast for Mr. Jacobsen – 218,639

Mr. Timothy D. Hart, SVP/Treasurer, First National Bank of Omaha, Omaha, Nebraska
Total Votes Cast for Mr. Hart – 189,971

Mr. Karl Randecker, President/CEO, First State Bank, Gothenburg, Nebraska
Total Votes Cast for Mr. Randecker – 140,982

Kansas
Elected – Mr. Mark W. Schifferdecker, President and CEO, The Girard National Bank, Girard, Kansas
Expiration of Term – December 31, 2014

Mr. Schifferdecker was deemed elected on October 15, 2010, because only one nominee, Mr. Schifferdecker, accepted nomination for the one member directorship up for election in Kansas in 2010.

Oklahoma
Elected – Mr. G. Bridger Cox, Chairman and President, Citizens Bank & Trust Company, Ardmore, Oklahoma
Expiration of Term – December 31, 2011

Mr. Cox was deemed elected on October 15, 2010, because only one nominee, Mr. Cox, accepted nomination for the one member directorship up for election in Oklahoma in 2010.

Independent Director Elections

Tenth District
Total Number of Eligible Votes per Candidate – 3,960,968
Eligible Voting Members — 873

Elected – Ms. Jane C. Knight, HopeNet, Inc.
Total Votes Cast for Ms. Knight – 1,932,489
Total Number of Members Voting for Ms. Knight – 411
Public Interest Director — Yes
Consumer or Community Interest Represented — banking services, credit needs, housing and consumer financial protections

Qualifications – Ms. Knight has served the past 11 years as Past President and a current board member of HopeNet, Inc.

Expiration of Term – December 31, 2014

Elected — Mr. Robert E. Caldwell, II, President and CEO, Hampton Enterprises, Inc.
Total Votes Cast for Mr. Caldwell – 2,049,053
Total Number of Members Voting for Mr. Caldwell – 429
Public Interest Director – No

Qualifications — Mr. Caldwell has demonstrated experience in and knowledge of auditing and accounting, financial management, organizational management, project development, risk management practices and the law.

Expiration of Term – December 31, 2014